SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                         FORM 8-K/A


                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 22, 2000
(Date of earliest event reported:  September 13, 2000)


                  DEVON ENERGY CORPORATION
   (Exact Name of Registrant as Specified in its Charter)


 DELAWARE                      000-30176                73-1567067
(State or Other       (Commission File Number)         (IRS Employer
Jurisdiction of                                   Identification Number)
Incorporation or
Organization)


      20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK          73102
           (Address of Principal Executive Offices)          (Zip Code)


 Registrant's telephone number, including area code:   (405) 235-3611

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Item 5.    Other Events

     On September 13, 2000 Devon Energy Corporation (the "Registrant") filed a Current Report on Form 8-K.
Registrant hereby retracts the information provided in that Form 8-K in its entirety and advises that the Form 8-K filed on September 13, 2000 was an erroneous filing. Reference should be made to the Form 8-K filed by Registrant on September 12, 2000.

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                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              DEVON ENERGY CORPORATION

                                   DANNY J. HEATLY
                              By:  Danny J. Heatly
                                   Vice President - Accounting

Date:     September 22, 2000